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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported): April 28, 2005

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                             BLUE COAT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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               Delaware                000-28139       91-1715963
   (State or Other Jurisdiction    (Commission File    I.R.S. Employer
          of Incorporation)             Number)        Identification Number)

                               650 Almanor Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
   (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

Mr. Royal's offer letter with Blue Coat provides for an annual base salary of $300,000. He is eligible to participate in Blue Coat's executive/management bonus plan and entitled to standard Blue Coat employee benefits. Mr. Royal will be granted an option to purchase 75,000 shares of Common Stock, which vest 25% after twelve months of service and the balance on a monthly basis over the next thirty-six months of service and are subject to the terms and conditions of the Company's 1999 Stock Incentive Plan. Mr. Royal's employment with Blue Coat is on an at-will basis.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On April 28, 2005, Blue Coat Systems, Inc., a Delaware corporation ("Blue Coat"), announced that it has appointed Kevin S. Royal, 40, to serve as Blue Coat's Chief Financial Officer, beginning on May 2, 2005.

                Mr. Royal was employed by Novellus Systems, Inc., an S&P 500 company that manufactures, markets and services semiconductor capital equipment, from December 1996 to April 28, 2005. From January 2002 to April 28, 2005, Mr. Royal served as Vice President and Chief Financial Officer, and from August 1999 to January 2002, he served as Vice President and Corporate Controller. Prior to that time, Mr. Royal held various financial positions at Novellus. Mr. Royal worked as an auditor for Ernst & Young LLP from September 1986 to December 1996. Mr. Royal has a B.S. in business administration from Harding University.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUE COAT SYSTEMS, INC.


DATE:  April 28, 2005                         By: /s/  Brian NeSmith
                                                  ------------------------------
                                                  Brian NeSmith, President and
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)